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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 29, 2003

                             PYRAMID BREWERIES, INC.
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             (Exact name of registrant as specified in its charter)

         Washington                       0-27116                  91-1258355
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(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 206-682-8322

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included in this report:

     99.1 Press release dated October 29, 2003

Item 12. Results of Operations and Financial Condition

On October 29th, 2003, Pyramid Breweries Inc. issued a press release relating to its financial results for the three and nine month periods ended September 30, 2003. A copy of such release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.
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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on October 29, 2003.


                                      PYRAMID  BREWERIES  INC.


                                      By:   /s/ James K. Hilger
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                                            James K. Hilger, Vice President and
                                            Chief Financial Officer

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                             PYRAMID BREWERIES INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

   Exhibit      Description

    99.1        Press Release dated October 29, 2003 of Pyramid Breweries Inc.

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